©2022 Endo International plc or one of its affiliates. All rights reservedendo.com J.P. Morgan Healthcare Conference Blaise Coleman, President & CEO

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "plan," "will," "may," "look forward," "intend," "guidance," "future," "potential" or similar expressions are forward-looking statements. All forward-looking statements in this presentation reflect Endo's current expectations of future events based on existing trends and information and represent Endo's judgment only as of the date of this presentation. Actual results may differ materially and adversely from current expectations based on a number of factors affecting Endo's businesses, including, among other things, the following: the outcome of our strategic review, contingency planning and any potential restructuring; the timing, impact or results of any pending or future litigation, investigations, claims or actual or contingent liabilities, settlement discussions, negotiations or other adverse proceedings; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness. The occurrence or possibility of any such result has caused us to engage, and may result in further engagement in strategic reviews that ultimately may result in our pursuing one or more significant corporate transactions or other remedial measures, including on a preventative or proactive basis. Those remedial measures could include a potential corporate reorganization, restructuring or bankruptcy filing involving all or a portion of our business, asset sales or other divestitures, cost-saving initiatives, corporate realignments or strategic partnerships. Some of these measures could take significant time to implement and others may require judicial or other third-party approval. Any such actions may be complex, could entail significant costs and charges or could otherwise negatively impact shareholder value, and there can be no assurance that we will be able to accomplish any of these alternatives on terms acceptable to us, or at all, or that they will result in their intended benefits. Therefore, the reader is cautioned not to rely on these forward-looking statements. Endo expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law. Additional information concerning risk factors, including those referenced above, can be found in press releases issued by Endo, as well as Endo's public periodic filings with the U.S. Securities and Exchange Commission and with securities regulators in Canada, including the discussion under the heading "Risk Factors" in Endo's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the U.S. Securities and Exchange Commission.

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©2022 Endo International plc or one of its affiliates. All rights reserved endo

©2022 Endo International plc or one of its affiliates. All rights reserved Endo: A Diversified Specialty Pharmaceutical Company Endo is a specialty pharmaceutical company committed to helping everyone we serve live their best life through the delivery of quality, life-enhancing therapies. Our decades of proven success come from a global team of passionate team members collaborating to bring the best treatments forward. Together, we boldly transform insights into treatments benefiting those who need them, when they need them. Our Vision Helping everyone we serve live their best life. Our Mission We develop and deliver life-enhancing products through focused execution. Our Businesses Medical Aesthetics Sterile Injectables Generic Pharmaceuticals Medical Therapeutics Branded Pharmaceuticals 3

©2022 Endo International plc or one of its affiliates. All rights reserved4 Our Strategic Priorities Expand & Enhance Our Portfolio We are investing to build a more differentiated and durable portfolio that benefits our customers and creates sustainable long- term value. Reinvent How We Work We are embracing the future by accelerating new ways of working to better serve our customers, promote innovation, and improve productivity. Be A Force For Good We are committed to the adoption of more sustainable practices that positively impact our stakeholders, including the promotion of diversity & inclusion in all we do.

Our Branded Business Today
Medical Therapeutics + Medical Aesthetics

2021 Q3 YTD Revenue


30%[1]

Medical Therapeutics

$$

- Specialty products portfolio revenue CAGR of 14%; XIAFLEX® CAGR of 19% 2017–2021E[2]

- Broad portfolio of branded specialty products with urology and orthopedics focus
- Blazing new trails for non-surgical interventions

Medical Aesthetics

- Launched 1st commercial product QWO for cellulite in Q1'21
- Emerging non-surgical body contouring market has grown nearly 500% in the last 5 years
- Creating new category to tap into this opportunity

- Credentialed medical aesthetics sales & marketing team
- Scalable commercial infrastructure to support aesthetics product portfolio

1 Represents percentage sales of overall reported sales
2 2021E amounts derived using revenue mid-points consistent with guidance provided on 11/4/2021

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©2022 Endo International plc or one of its affiliates. All rights reserved

XIAFLEX®: Maximizing for Long Term Value

Current On-market Indications


PEYRONIE'S DISEASE


XIAFLEX
THE ONLY FDA-APPROVED
NONSURGICAL TREATMENT FOR PD

Peyronie's Disease

- ► Condition awareness campaign: specific request for XIAFLEX® honored about 65-70% of the time by HCP
- ► Opportunity to further "medicalize" the situation





Dupuytren's Contracture

- ► New unbranded 2022 campaign featuring real patients
- ► Campaign intended to further increase condition awareness

Current Development Programs*

Indication	Pre-Clinical	Phase I/IB	Phase II/IIB	Phase III/IIIB	Filed	Updates
Plantar Fibromatosis						► Phase II study initiated; last patient in expected in **4Q'22**
Adhesive Capsulitis						► Phase II study top line results expected in **3Q'22**
Multiple						► Programs in pre-clinical stage primarily in orthopedic care

*Multiple additional indications under review

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©2022 Endo International plc or one of its affiliates. All rights reserved *Unaided awareness. Based on Q3 2021 ATU survey of 200 aesthetic clinicians QWO® in 2021: Building the foundation in Medical Aesthetics >1,800 ACCOUNTS Trained and Certified >7.3 BILLION Media Impressions >220 Total media placements  QWO has the highest top of mind awareness in the cellulite category*  More patients are bringing up cellulite to their HCPs  Majority of HCPs are aware of Endo Aesthetics as an aesthetic product manufacturer (aided) 7

QWO®: Focus on Creating Cornerstone Cellulite Treatment

Physician Education & Practice Integration




They chose QWO and it shows.


QWO
Masters

Consumer Activation


LOVE YOUR BUTT,
but not your cellulite?
PUT YOUR BUTT FIRST WITH QWO

Ongoing Studies & Data Generation

224	CCH injected in grid pattern in non-obese subjects with mild to moderate cellulite of the thigh/buttocks	Final results expected in Q1'22
213	Extensively study the histopathologic effects of QWO in humans	Study complete, Final results under preparation
305	REAL world Phase 3b study for treatment of mild to moderate cellulite in thighs or buttocks of non-obese subjects	Study complete. Final results to be presented at Dallas Cosmetic Surgery and Medicine Meeting (DCS 2022) in Mar-22
304	Three-year extension trial following Phase II cellulite subjects (follow-on to RELEASE-I and RELEASE-II studies)	Year 3 follow-up ongoing; Final results expected in Q1'22

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©2022 Endo International plc or one of its affiliates. All rights reserved

Our Sterile Business Today

2021 Q3 YTD Revenue


43%[1]

$$

- Revenue CAGR of 13% 2017–2021E[2]
- Vasostrict represents ~70% of Q3'21 YTD segment sales; potential for loss of exclusivity in early 2022

- Diversified manufacturing network anchored on 100 year plus legacy of quality and track record of reliability in our flagship Rochester, MI facility

- Expanding already robust complex injectable capabilities
- Established and proven commercial capabilities

- Products touch patients from birth to critical care
- Utilized by every U.S. healthcare system

1 Represents percentage sales of overall reported sales
2 2021E amounts derived using revenue mid-points consistent with guidance provided on 11/4/2021

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©2022 Endo International plc or one of its affiliates. All rights reserved

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Sterile Injectables and Generics Pipeline
Reflects Focus on More Durable and Differentiated Sterile Products

Sterile Injectable Product Continuum


Less differentiated
Traditional AP-Rated Vials
RTUs
Long Acting Injectables
Drug/Device Combination
More differentiated

Pipeline Highlights

- Launched 7 products in 2021 across the generic & sterile businesses; 1 launch in 2022 year-to-date
- >85% of projects in development are Sterile Injectables; ~ 2/3rd in ready-to-use or other differentiated products
- Sterile Injectable projects in development increased by >30%
- Remain highly active on external business development opportunities to further expand and enhance our pipeline

Q3'21 YTD Pending Filings – by Product Category


15%
17%
68%
Generic Retail
Generic Specialty
Sterile Injectables

~50 Pending filings, ~50% ANDAs FTF/FTM

Q3'21 YTD R&D Pipeline – by Product Category


2%
13%
85%
Generic Retail
Generic Specialty
Sterile Injectables

~40 Projects in Development

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©2022 Endo International plc or one of its affiliates. All rights reserved11 1 Represents percentage sales of overall reported sales 2 2021E amounts derived using revenue mid-points consistent with guidance provided on 11/4/2021 Our Generics Business Today 24% 1 2021 Q3 YTD Revenue ► Focus on differentiated generics and authorized generics driving significant value ► High-quality, lower cost manufacturing footprint & resilient supply chain ► High value launches including lubiprostone capsules and varenicline tablets in 2021 ► Greater than 50% pipeline comprised of first-to- file/first-to-market opportunities, ► Revenue decline at CAGR of 18% 2017–2021E2; Optimizing operations to improve efficiency

©2022 Endo International plc or one of its affiliates. All rights reserved Expand & Enhance Our Portfolio Reinvent How We Work Be A Force For Good 12 Our Focus in 2022 ► Investing to enhance our portfolio and capabilities • Focused on Medical Therapeutics, Medical Aesthetics and Sterile Injectables ► Continue to evolve our ways of working ► Continue sustainability focus ► Maintain financial flexibility and disciplined capital allocation

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